UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2006


                                 Dillard's, Inc.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
           ----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                1-6140                                      71-0388071
----------------------------------------       ---------------------------------
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


        1600 Cantrell Road
       Little Rock, Arkansas                                 72201
----------------------------------------       ---------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (501) 376-5200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
                  ----------------------------------------------


On May 20, 2006, the registrant issued a press release announcing its financial results for the 13 weeks ended April 29, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.





Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------


(c) Exhibits. The following document is furnished as an Exhibit.

Exhibit No.                Exhibit

99.1                       Press Release, dated May 20, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DILLARD'S, INC.



DATED: May 20, 2006       By:    James I. Freeman
       ------------          ---------------------------------------------------
                          Name:  James I. Freeman
                          Title: Senior Vice President & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

      99.1        Press Release dated May 20, 2006.